UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

Annual Report

December 31, 2016

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Distributed by:
Foreside Funds Services, LLC

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER

DECEMBER 31, 2016 (UNAUDITED)

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

(Bad)Behavioral Finance

I have been reading the new book by Michael Lewis, “The Undoing Project”.  It’s not his usual page turner, but it may provide some useful perspectives on the markets.  The book is based on Daniel Kahneman and Amos Tversky and their studies of human decision making.  They observed that people often do not make logical decisions, particularly under stress.  Some of the factors that their research identified as distorting the logical decision process include risk aversion, non-linear probability weighting, and the influence of cognitive vs. social biases.

One of the most prevalent and widely acknowledged of these concepts is risk aversion. According to Kahneman and Tversky, the negative impact of a loss is 2.25 times more powerful than the positive impact of an equivalent gain.  Investors in the stock market often allow their concern about short-term losses to override the knowledge that stocks generally outperform all other asset classes over longer periods.  Investor risk aversion is clearly evident when I am asked if stocks are overvalued and ready for a fall.  I have fielded this question with increasing regularity because investors are concerned that an external event could cause valuations to collapse, triggering a market crash.  While relative valuation levels are subject to wide interpretation, and it is almost impossible to ascertain the potential impact of an external factor on valuations, the lack of certainty reinforces investor risk aversion.

The researchers also found that non-linear probability weighting is also a powerful influence on decision making.  Non-linear probability causes people to over-weight small probabilities and under-weight large probabilities.  When a person buys a lottery ticket, for example, they overweight the very small probability of winning a lot of money while underweighting the very high probability that they are wasting their money.  Likewise, investors often overweight the possibility that they could lose all their money in a particular investment, often sacrificing attractive returns.

While both of these factors are important, their influence is magnified by cognitive and social biases.  Cognitive bias works on an individual level when an investor decides not to invest in a particular stock because they have a negative image of a company or a bad experience with one of its products.  While cognitive bias is very powerful on an individual level, it has only a minor influence on markets as a whole because the sum total of investor’s positive and negative cognitive biases tend to average out.  Social bias is the result of news, analysis, or media influence on investor perceptions, and can create a “herd instinct” when it leverages cognitive bias in a positive or negative direction.  In the financial markets, this social bias can create its own momentum, generating a feedback loop that can drive markets further from a “fair price” valuation.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2016 (UNAUDITED)

Over the past year I sense that social bias has become much more influential.  Media attention has focused on the negative impact of geopolitical events around the world.  This drumbeat of negative experts heightens risk aversion and the tendency of investors to overweight the impact of an election or policy change.  As social bias overwhelms rational decision making it becomes a recipe for bad behavioral finance.

The Manor Fund

The Manor Fund rose 6.97%, net of all fees and expenses, during the year ending December 31, 2016 underperforming the S&P 500 index return of 11.96% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index, return of 12.25%.  The Fund underperformed the S&P 500 index and the Lipper Large-Cap Core mutual fund index during the trailing 5-year and 10-year periods with a return of 11.22% and 5.83% for the Fund compared to 14.65% and 6.94% for the S&P 500 and 13.56% and 6.24% for the Lipper index.  The Fund underperformed the S&P 500 index and comparable mutual funds since inception with a return of 6.03% for the Fund compared to 8.26% for the S&P 500 index and 6.37% for the Lipper Large-Cap Core mutual fund index.

During calendar year 2016, the Fund was helped by strong performance from Amphenol Corporation, Applied Materials, Inc., Discover Financial Services, Inc., JP Morgan Chase & Co., and Baker Hughes, Inc.  The shares of Amphenol Corp. rose steadily throughout the year.  The company, a designer and manufacturer of electrical, electronic, and fiber optic cable and connectors, reported revenue and earnings above expectations in every quarter except one.  The shares of Applied Materials also rose steadily throughout the year.  The company provides manufacturing equipment, services, and software for global semiconductor manufacturers.  Applied reported solid revenue growth and earnings above expectations each quarter.  The shares of Discover Financial Services traded roughly in line with the market for most of the year as the company reported earnings that were generally better than expectations.  The stock jumped during the 4th quarter after the presidential election on expectations that economic growth would improve and consumer spending would accelerate.  The shares of JP Morgan followed a similar pattern.  The stock traded in line with the market for most of the year and then jumped after the presidential election.  The company also reported revenue and earnings above expectations each quarter.  The shares of Baker Hughes traded in line with the market during the first half of the year and then rose steadily.  Quarterly results missed expectations in several quarters, but the shares of this oilfield services company reacted to rising oil prices and the prospect of increased energy exploration activity.  The company also confirmed discussions with General Electric regarding a combination of their oilfield services businesses into a separate company.

Notable laggards during calendar year 2016 include Allergan, PLC, AmerisourceBergen, Corp., Mallinckrodt Public Ltd., CVS Health Corp., and Fortune Brands Home & Security.  Four of these weak performers are in healthcare related industries.  The shares of Allergan fell early in the year despite generally positive earnings reports.  Much of the decline was attributable to Treasury regulations that cast doubt on the prospects of a merger with Pfizer.  The stock of this pharmaceutical

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2016 (UNAUDITED)

company fell again later in the year after reporting quarterly revenue and earnings below expectations and lowering guidance for the fiscal year.  The shares of AmerisourceBergen, a pharmacy benefits manager for corporate healthcare plans, fell during the year despite reporting earnings above expectations each quarter.  Some of the weakness was due to concerns that ongoing healthcare reform would adversely impact operations, prompting a reduction in earnings guidance by the company.  The shares of Mallinckrodt fell steadily during the second half of the year despite reporting revenue and earnings above expectations each quarter, and maintaining or raising earnings guidance.  Much of the weakness was attributable to concerns that regulatory pricing pressure would hurt future revenue growth.

There were several merger announcements among companies in the portfolios during the 4th quarter of 2016.  AT&T announced plans to acquire Time Warner Inc. in a cash and stock deal, expected to close before year-end 2017, subject to regulatory reviews.  AT&T expects the deal to be accretive to earnings in the first year after the deal closes.  Baker Hughes announced a combination with the oil and gas business of General Electric into a new company.  Baker Hughes shareholders will receive a special dividend and equity in the new company.  BE Aerospace agreed to be acquired by Rockwell Collins, receiving cash and stock.  The deal is expected to close in the spring of 2017 with BE shareholders owning approximately 20% of the combined companies.  Rockwell Collins expects the deal to be accretive to earnings per share in the first full fiscal year.  We did not execute any portfolio transactions during the quarter, electing to defer gains in these deals until after the close of the year.

The Growth Fund

The Manor Growth Fund rose 4.49%, net of all fees and expenses, during the year ending December 31, 2016, underperforming the S&P 500 index return of 11.96% but outperforming the return of 0.48% for comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index.  The Fund underperformed the S&P 500 index and the Lipper Large-Cap Growth mutual fund index during the trailing 5-year, and 10-year periods with returns of 12.56% and 6.31% for the Fund, compared to returns of 14.65% and 6.94% for the S&P 500 index and returns of 12.90% and 6.70% for the Lipper Large-Cap Growth mutual fund index.  The fund outperformed comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index since inception with a return of 4.53% for the Fund compared to 2.22% for the index, but underperformed the S&P 500 index return of 4.82%.

During calendar year 2016 the Fund was helped by strong performance from Time Warner, Inc., F5 Networks, Inc., On Semiconductor Co., Chubb Ltd., and Trimble Navigation, Ltd.  The shares of Time Warner, Inc. were strong for most of the year.  The company reported earnings above expectations each quarter and raised earnings guidance several times.  The stock received and added boost in October when the company agreed to be acquired by AT&T in a stock and cash transaction.  The shares of F5 Networks also performed well throughout the year.  The company, a provider of software that improves the performance and security of network applications and servers, also reported earnings above expectations each quarter and raised earnings guidance several times.  The shares

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2016 (UNAUDITED)

of On Semiconductor recovered from a decline early in the year and then moved higher.  The initial decline was a reaction to a weak earnings announcement during the 4th quarter of the previous year, but the company then reported earnings that met or exceeded expectations each quarter.  The shares of Chubb also performed well throughout the year as the company reported earnings above expectations each quarter.  This financial services company now trades as the combined entity of the original Chubb and Ace Limited, and the stock received an added boost when the management reported that the merger integration was proceeding on track.  The shares of Trimble Navigation continued to move higher during the year, despite several pullbacks associated with earnings announcements.  The company met or exceeded earnings expectations through much of the year, but a reduction in earnings guidance twice pressured the stock.  The stock managed to rally back, however, ending the year close to its recent highs.

Weaker holdings during calendar year 2016 include Gilead Sciences, Inc., Express Scripts Holdings, Royal Caribbean Cruises, Cognizant Tech Solutions, and Acuity Brands, Inc.  The shares of Gilead Sciences, a biotech pharmaceutical company, fell sharply after a weak earnings report early in the year.  The stock remained under pressure, despite reporting better results, as concerns about drug pricing gained attention throughout the pharmaceutical industry.  The shares of Express Scripts fell sharply early in the year on investor concerns about increased competition among pharmacy benefit managers.  Those fears were realized when Walgreens moved its business relationship to an Express Scripts competitor.  The shares recovered somewhat after the company reported earnings that met or exceeded expectations for several quarters, but fell again late in the year when the company issued weak revenue and earnings guidance for the next fiscal year.  The shares of Royal Caribbean fell sharply early in the year, pressured by concerns that an increase in oil prices would result in higher fuel costs, and concerns that slowing global growth would adversely impact demand.  The stock stabilized through the balance of the year as the company reported earnings above expectations each quarter.  The shares rallied somewhat during the 4th quarter after earnings were announced, but the rebound was not enough to offset the decline early in the year.  The shares of Cognizant Tech Solutions performed in line with the market over the first half of the year, but then dropped sharply when the company announced that it was conducting an internal investigation into payments relating to facilities in India that might violate the US Foreign Corrupt Practices Act.  The stock rebounded later in the year, but not enough to offset the earlier decline.  The shares of Acuity Brands fell sharply early in the year, but then rallied to new highs after a strong mid-year earnings report.  The stock fell again early in the 4th quarter after the company reported both revenue and earnings that were lower than expectations.

There were several merger announcements during the 4th quarter of 2016 among companies in this portfolio, as well.  Harman International agreed to be acquired by Samsung in an all cash deal at a substantial premium.  The deal must be approved by Harman shareholders, but is expected to close by mid-2017.  Time Warner also agreed to be acquired by AT&T in a cash and stock deal.  Time Warner shares jumped on the deal announcement and continued to rise as AT&T shares moved upward.  The transaction requires regulatory approval and may not close until late in 2017.  We expect to book profit from each of these portfolio holdings before the deals close.

MANOR INVESTMENT FUNDS

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2016 (UNAUDITED)

The Bond Fund

 The Manor Bond Fund generated a return of -1.26%, net of all fees and expenses, during the year ending December 31, 2016, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 1.06% and the Lipper US Government mutual fund index return of 1.40%.  The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government mutual fund index during the trailing 5-year and 10-year periods with returns of -0.49% and 0.98% for the Fund, compared to 1.38% and 3.59% for the Barclay Intermediate Treasury index, and 1.27% and 3.66% for the Lipper US Government mutual fund index.  The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government index since inception with a return of 1.94% for the Fund compared to 4.18% for the Bloomberg Barclay index and 4.33% for the Lipper index.  Performance over these periods reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The Fund is managed to provide a low-risk alternative for conservative investors.

Managing Investor Stress

Kahneman and Tversky observed that risk aversion, non-linear probability, and cognitive or social biases tend to distort the logical decision making process to a greater degree during periods of stress.  And if there is one thing that we can all agree upon, it is that stress levels are elevated due to the explosion of social media and the tendency of individuals to self-select sources that support their preferred points of view.  Right now, it is probably more important to resist the urge to over-react to external market events, and focus on limiting the impact of those behavioral factors that can so easily distort the important logical decision making process.

We recognize that we are also subject to the same behavioral factors that impact decision making and believe that the best way to minimize their impact is to employ an analytical discipline that can guide us.  Our investment process starts with an objective assessment of corporate earnings, growth, and cash flow to identify companies whose stock is trading at an attractive valuation compared to the market and their peers.  Our goal is to build a diversified portfolio managed with a long-term investment horizon.  We recognize that there may be times when market stress may not reward our analytical approach, but we know that over time our disciplined process will provide the best opportunity to produce attractive risk-adjusted returns.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2016 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Fund, the Lipper Large Cap Core Index, and the S&P 500 Index.

$59,000
$54,000
$49,000
$44,000
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
9/26/1995
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
Manor Fund $34,760
Lipper Large Cap Core Index $37,182
S&P 500 $54,042

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

Average Annual Total Returns (a) (for periods ended December 31, 2016)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	6.97%	11.22%	5.83%	6.03%
Lipper Large Cap Core Index **	12.25%	13.56%	6.24%	6.37%
S&P 500 ***	11.96%	14.65%	6.94%	8.26%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, advisor to the Manor Investment Funds, has contractually agreed to waive its fees and /or absorb the expenses of the Fund to ensure that total annual operating expenses do not exceed 1.25% of the average net assets of the Fund through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval. Had Adviser not waived expenses, the Manor Fund 's expense ratio would have been 1.50%.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Lipper Large-Cap Core Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a blend of growth and value.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2016 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund, the Lipper Large Cap Growth Index, and the S&P 500 Index.

$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
Manor Growth Fund $21,730
Lipper Large Cap Growth Funds Index $14,682
S&P 500 $22,810

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

Average Annual Total Returns (a) (for periods ended December 31, 2016)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	4.49%	12.56%	6.31%	4.53%
Lipper Large Cap Growth Index **	0.48%	12.90%	6.70%	2.22%
S&P 500 ***	11.96%	14.65%	6.94%	4.82%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

Morris Capital Advisors, LLC, advisor to the Manor Investment Funds, has contractually agreed to waive its fees and/or absorb the expenses of the Fund to ensure that total annual operating expenses do not exceed 0.99% of the average net assets of the Fund through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval. Had the Adviser not waived expenses, the Growth Fund's expense ratio would have been 1.50%.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper Large-Cap Growth Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a focus on growth.   The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2016 (UNAUDITED)

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund, the Lipper US Government Index, and the Barclays Intermediate Treasury Index.

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
Manor Bond Fund $13,996
Lipper US Government Index $21,019
Barclays Intermediate Treasury Index $20,467

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

Average Annual Total Returns (a) (for periods ended December 31, 2016)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	-1.26%	-0.49%	0.98%	1.94%
Lipper US Government Index **	1.40%	1.27%	3.66%	4.33%
Barclays Intermediate Treasury Index ***	1.06%	1.38%	3.59%	4.18%

Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance .

Morris Capital Advisors, LLC, advisor to the Manor Investment Funds, has contractually agreed to waive its fees and/or absorb the expenses of the Fund to ensure that total annual operating expenses do not exceed 0.95% of the average net assets of the Fund through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval. Had the Adviser not waived expenses, the Growth Fund's expense ratio would have been 1.50%.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper US Government Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using US Government securities with a focus on income.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
3.01%
Consumer Cyclical
18.72%
Technology
30.20%
Consumer Defensive
14.53%
Money Market Fund
2.72%
Energy
1.40%
Industrials
6.45%
Financial Services
7.12%
Healthcare
15.85%

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized based on asset type.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

Shares		Value

COMMON STOCKS - 98.58%

Air Courier Services - 3.42%
1,127	FedEx Corp.	$ 209,847

Air Transportation, Scheduled - 2.97%
3,704	Delta Air Lines, Inc.	182,200

Beverages - 3.35%
1,963	PepsiCo, Inc.	205,389

Carpets & Rugs - 3.64%
1,120	Mohawk Industries, Inc. *	223,642

Cogeneration Services & Small Power Producers - 1.01%
5,343	The AES Corp.	62,086

Converted Paper & Paperboard Products (No Container/Boxes) - 3.79%
3,310	Avery Dennison Corp.	232,428

Crude Petroleum & Natural Gas - 1.51%
1,302	Occidental Petroleum Corp.	92,741

Electronic Connectors - 6.52%
5,958	Amphenol Corp. Class A	400,378

Fire, Marine & Casualty Insurance - 2.46%
1,143	Chubb Limited (Switzerland)	151,013

Gen Building Contractors - Residential - 2.59%
2,976	Fortune Brands Home & Security, Inc.	159,097

Hospital & Medical Service Plans - 2.71%
1,159	Anthem, Inc.	166,629

Investment Advice - 1.57%
2,439	Franklin Resources, Inc.	96,536

Life Insurance - 2.99%
3,405	Metlife, Inc.	183,495

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

Shares		Value

National Commercial Banks - 7.56%
2,506	JP Morgan Chase & Co.	$ 216,243
2,120	PNC Financial Services Group, Inc.	247,955
		464,198
Oil & Gas Field Machinery & Equipment - 3.00%
2,830	Baker-Hughes, Inc.	183,865

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.98%
1,774	Zimmer Biomet Holdings, Inc.	183,077

Personal Credit Institution - 3.56%
3,027	Discover Financial Services	218,216

Petroleum Refining - 4.18%
3,759	Valero Energy Corp.	256,815

Pharmaceutical Preparations - 3.90%
757	Allergan Plc. (Ireland) *	158,977
1,617	Mallinckrodt Plc. (Ireland) *	80,559
		239,536
Public Building & Related Furniture - 2.57%
2,625	BE Aerospace, Inc.	157,999

Retail-Drug Stores and Proprietary Stores - 2.40%
1,868	CVS Health Corp.	147,404

Retail-Grocery Stores - 2.57%
4,571	The Kroger Co.	157,745

Retail-Jewelry Stores - 2.54%
1,655	Signet Jewelers Limited (Bermuda)	156,000

Semiconductors & Related Devices - 6.56%
5,367	Applied Materials, Inc.	173,193
3,074	Skyworks Solutions, Inc.	229,505
		402,698
Services-Computer Programming - 2.84%
1,514	Facebook, Inc. *	174,186

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

Shares		Value

Services-Prepackaged Software - 4.05%
4,004	Microsoft Corp.	$ 248,808

Special Industry Machinery - 2.44%
2,672	Pentair Ltd. (United Kingdom)	149,819

Steel Works, Blast Furnace Rolling Mills - 1.18%
1,211	Nucor Corp.	72,079

Telephone Communications - 2.14%
3,090	AT&T, Inc.	131,418

Water Transportation - 3.16%
3,728	Carnival Corp.	194,080

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.42%
1,900	AmerisourceBergen Corp.	148,561

TOTAL FOR COMMON STOCKS (Cost $4,482,963) - 98.58%		6,051,985

MONEY MARKET FUND - 1.62%
99,565	First American Government Obligation Fund Class Y 0.25% ** (Cost $99,565)	99,565

TOTAL INVESTMENTS (Cost $4,582,528) - 100.20%		6,151,550

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.20)%		(12,677)

NET ASSETS - 100.00%		$ 6,138,873

** Variable rate security; the coupon rate shown represents the yield at December 31, 2016.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

Shares		Value

COMMON STOCKS - 97.48%

Air Transportation - 3.63%
7,310	Southwest Airlines Co.	$ 364,330

Beverages - 4.34%
2,837	Constellation Brands, Inc. Class A	434,940

Biological Products (No Diagnostic Substances) - 3.23%
4,530	Gilead Sciences, Inc.	324,393

Cable & Other Pay Television Services - 3.48%
3,616	Time Warner, Inc.	349,052

Computer Communications Equipment - 3.64%
2,526	F5 Networks, Inc. *	365,563

Electric Lighting & Wiring Equimpment - 2.83%
1,230	Accuity Brands, Inc.	283,958

Electronic Computers - 4.90%
4,240	Apple, Inc.	491,077

Fire, Marine & Casualty Insurance - 3.83%
2,907	Chubb Limited (Switzerland)	384,073

Household Appliances - 2.75%
1,520	Whirlpool Corp.	276,290

Household Audio & Video Equipment - 3.03%
2,732	Harman International Industries, Inc.	303,689

Leather & Leather Products - 2.60%
6,074	Michael Kors Holdings Ltd. (China) *	261,061

Measuring & Controlling Devices - 7.01%
3,477	Thermo Fisher Scientific, Inc.	490,605
7,049	Trimble Navigation, Ltd. *	212,527
		703,132

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

Shares		Value

Oil & Gas Field Services - 1.40%
1,678	Schlumberger Ltd. (France)	$ 140,868

Pharmaceutical Preparations - 5.05%
2,556	AbbVie Inc.	160,057
2,992	Celgene Corp. *	346,324
		506,381
Retail-Building Materials, Hardware, Garden Supply - 3.02%
1,127	The Shermin-Williams Co.	302,870

Retail-Catalog & Mail-Order Houses - 3.40%
455	Amazon.com, Inc. *	341,191

Retail-Drug Stores & Proprietary Stores - 6.22%
3,949	Express Scripts Holding Co. Class C *	271,652
4,252	Walgreens Boots Alliance, Inc.	351,896
		623,548
Retail-Variety Stores - 3.18%
4,131	Dollar Tree, Inc. *	318,831

Semiconductors & Related Devices - 3.16%
24,865	On Semiconductor Corp. *	317,277

Services-Business Services - 3.30%
3,210	MasterCard, Inc.	331,433

Services-Computer Programming Services - 3.41%
6,105	Cognizant Technology Solutions Corp. *	342,063

Services-Computer Programming, Data Processing, Etc. - 4.63%
297	Alphabet, Inc. Class A *	235,358
297	Alphabet, Inc. Class C *	229,231
		464,589
Services-Help Supply Services - 2.82%
5,808	Robert Half International, Inc.	283,314

Services-Prepackaged Software - 2.55%
4,118	Microsoft Corp.	255,892

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

Shares		Value

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.54%
8,043	Church & Dwight Co., Inc.	$ 355,420

Water Transportation - 3.38%
4,137	Royal Caribbean Cruises Ltd.	339,399

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 3.15%
10,295	LKQ Corp. *	315,542

TOTAL FOR COMMON STOCKS (Cost $6,985,484) - 97.48%		9,780,176

MONEY MARKET FUND - 2.73%
273,481	First American Government Obligation Fund Class Y 0.25% ** (Cost $273,481)	273,481

TOTAL INVESTMENTS (Cost $7,258,965) - 100.21%		10,053,657

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.21)%		(21,147)

NET ASSETS - 100.00%		$ 10,032,510

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2016.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

Face Amount		Value

US TREASURY NOTES - 97.06%
50,000	US Treasury Note 1.50% Due 01/31/2022	$ 48,871
175,000	US Treasury Note 0.625% Due 05/31/2017	175,014
100,000	US Treasury Note 1.00% Due 03/31/2017	100,124
250,000	US Treasury Note 1.00% Due 11/30/2019	246,992
250,000	US Treasury Note 1.375% Due 11/30/2018	250,908
200,000	US Treasury Note 1.25% Due 07/31/2023	188,281
150,000	US Treasury Note 1.50% Due 08/15/2026	137,959

TOTAL FOR US TREASURY NOTES (Cost $1,170,804) - 97.06%		1,148,149

Shares		Value

MONEY MARKET FUND - 2.71%
32,012	First American Treasury Obligation Class Y 0.23% * (Cost $32,012)	32,012

TOTAL INVESTMENTS (Cost $1,202,816) - 99.77%		1,180,161

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.23%		2,709

NET ASSETS - 100.00%		$ 1,182,870

* Variable rate security; the coupon rate shown represents the yield at December 31, 2016.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $4,582,528, $7,258,965, and $1,202,816, respectively)	$ 6,151,550	$10,053,657	$ 1,180,161
Cash	700	-	-
Receivables:
Dividends and Interest	6,031	6,084	3,022
Capital Shares Sold	454	1,818	1,038
Total Assets	6,158,735	10,061,559	1,184,221
Liabilities:
Payables:
Due to Advisor	6,562	8,512	951
Capital Shares Redeemed	13,300	20,537	400
Total Liabilities	19,862	29,049	1,351
Net Assets	$ 6,138,873	$10,032,510	$ 1,182,870

Net Assets Consist of:
Capital Stock	$ 278	$ 494	$ 115
Paid In Capital	4,569,511	7,554,435	1,205,289
Undistributed Net Investment Income	62	7	121
Accumulated Realized Gain (Loss) on Investments	-	(317,118)	-
Unrealized Appreciation (Depreciation) in Value of Investments	1,569,022	2,794,692	(22,655)
Net Assets (10,000,000 shares authorized, $0.001 par value) for 278,376, 494,428, and 115,143 shares outstanding, respectively.
	$ 6,138,873	$10,032,510	$ 1,182,870

Net Asset Value and Offering Price Per Share	$ 22.05	$ 20.29	$ 10.27

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

STATEMENT OF OPERATIONS

For the year ended December 31, 2016

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 106,283	$ 122,171	$ -
Interest	174	242	13,044
Total Investment Income	106,457	122,413	13,044

Expenses:
Advisory	44,394	88,202	5,197
Administrative	29,596	28,224	5,746
Total Expenses	73,990	116,426	10,943

Net Investment Income	32,467	5,987	2,101

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	582,141	(172,150)	228
Net Change in Unrealized Appreciation (Depreciation) on Investments	(214,665)	80,257	(20,937)
Net Realized and Unrealized Gain (Loss) on Investments	367,476	(91,893)	(20,709)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 399,943	$ (85,906)	$ (18,608)

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2016	12/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 32,467	$ 27,041
Net Realized Gain on Investments	582,141	300,886
Net Change in Unrealized Depreciation on Investments	(214,665)	(469,817)
Net Increase (Decrease) in Net Assets Resulting from Operations	399,943	(141,890)

Distributions to Shareholders from:
Net Investment Income	(32,405)	(27,041)
Realized Gains	(582,141)	(304,438)
Total Distributions	(614,546)	(331,479)

Capital Share Transactions:
Proceeds from Shares Sold	124,518	636,509
Reinvestment of Distributions	614,546	331,479
Cost of Shares Redeemed	(514,725)	(288,945)
Net Increase from Capital Shares Transactions	224,339	679,043

Total Increase	9,736	205,674

Net Assets
Beginning of Year	6,129,137	5,923,463
End of Year (Including Accumulated Undistributed Net
Investment Income of $62 and $0, respectively)	$ 6,138,873	$ 6,129,137

Capital Share Transactions:
Shares Sold	5,498	25,695
Shares Issued on Reinvestment of Distributions	27,757	14,263
Shares Redeemed	(22,695)	(11,681)
Net Increase in Outstanding Shares of the Fund	10,560	28,277

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2016	12/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 5,987	$ (28,149)
Net Realized Gain (Loss) on Investments	(172,150)	554,073
Net Change in Unrealized Appreciation (Depreciation) on Investments	80,257	(593,172)
Net Decrease in Net Assets Resulting from Operations	(85,906)	(67,248)

Distributions to Shareholders from:
Net Investment Income	(5,991)	-
Realized Gains	-	(703,269)
Total Distributions	(5,991)	(703,269)

Capital Share Transactions:
Proceeds from Shares Sold	508,224	8,705,570
Reinvestment of Distributions	5,218	414,184
Cost of Shares Redeemed	(11,084,323)	(4,699,055)
Net Increase (Decrease) from Capital Shares Transactions	(10,570,881)	4,420,699

Total Increase (Decrease)	(10,662,778)	3,650,182

Net Assets
Beginning of Year	20,695,288	17,045,106
End of Year (Including Accumulated Undistributed Net Investment
Income of $7 and $0, respectively)	$ 10,032,510	$ 20,695,288

Capital Share Transactions:
Shares Sold	26,643	427,683
Shares Issued on Reinvestment of Distributions	256	20,961
Shares Redeemed	(597,666)	(230,660)
Net Increase (Decrease) in Outstanding Shares of the Fund	(570,767)	217,984

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2016	12/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 2,101	$ -
Net Realized Gain on Investments	228	1,570
Net Change in Unrealized Depreciation on Investments	(20,937)	(2,129)
Net Decrease in Net Assets Resulting from Operations	(18,608)	(559)

Distributions to Shareholders from:
Net Investment Income	(1,980)	(586)
Realized Gains	(223)	-
Total Distributions	(2,203)	(586)

Capital Share Transactions:
Proceeds from Shares Sold	500,896	75,329
Shares Issued on Reinvestment of Distributions	2,203	586
Cost of Shares Redeemed	(386,904)	(208,041)
Net Increase (Decrease) from Capital Share Transactions	116,195	(132,126)

Total Increase (Decrease)	95,384	(133,271)

Net Assets
Beginning of Year	1,087,486	1,220,757
End of Year (Including Accumulated Undistributed Net
Investment Income of $121 and $0, respectively)	$ 1,182,870	$ 1,087,486

Capital Share Transactions:
Shares Sold	47,506	7,203
Shares Issued on Reinvestment of Distributions	215	56
Shares Redeemed	(36,984)	(19,860)
Net Increase (Decrease) in Outstanding Shares of the Fund	10,737	(12,601)

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

MANOR FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012

Net Asset Value, at Beginning of Year	$ 22.89	$ 24.73	$ 24.23	$ 18.46	$ 17.18

Income From Investment Operations:
Net Investment Income *	0.13	0.11	0.12	0.17	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	1.48	(0.64)	2.27	6.67	1.32
Total from Investment Operations	1.61	(0.53)	2.39	6.84	1.41

Distributions:
Net Investment Income	(0.13)	(0.11)	(0.12)	(0.16)	(0.10)
Realized Gains	(2.32)	(1.20)	(1.73)	(0.91)	(0.03)
Return of Capital	-	-	(0.04)	-	-
Total from Distributions	(2.45)	(1.31)	(1.89)	(1.07)	(0.13)

Net Asset Value, at End of Year	$ 22.05	$ 22.89	$ 24.73	$ 24.23	$ 18.46

Total Return **	6.97%	(2.23)%	9.75%	37.07%	8.20%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 6,139	$ 6,129	$ 5,923	$ 5,458	$ 3,965
Before Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.24%	1.40%	2.18%
After Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.24%	1.07%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.55%	0.44%	0.47%	0.77%	0.51%
Portfolio Turnover	19.71%	15.65%	13.02%	21.68%	10.15%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

GROWTH FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012

Net Asset Value, at Beginning of Year	$ 19.43	$ 20.12	$ 17.88	$ 13.24	$ 11.68

Income From Investment Operations:
Net Investment Income (Loss) *	0.01	(0.03)	(0.08)	(0.03)	(0.04)
Net Gain on Securities (Realized and Unrealized)	0.86	0.01	2.43	4.67	1.60
Total from Investment Operations	0.87	(0.02)	2.35	4.64	1.56

Distributions:
Net Investment Income	(0.01)	-	-	-	-
Realized Gains	-	(0.67)	(0.11)	-	-
Total from Distributions	(0.01)	(0.67)	(0.11)	-	-

Net Asset Value, at End of Year	$ 20.29	$ 19.43	$ 20.12	$ 17.88	$ 13.24

Total Return **	4.49%	(0.14)%	13.13%	35.05%	13.36%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,033	$ 20,695	$ 17,045	$ 5,904	$ 4,226
Before Waivers
Ratio of Expenses to Average Net Assets	0.99%	1.09%	1.22%	1.39%	2.11%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.99%	1.09%	1.22%	1.06%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%	(0.13)%	(0.40)%	(0.18)%	(0.34)%
Portfolio Turnover	13.21%	19.49%	8.08%	19.71%	13.03%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

BOND FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012

Net Asset Value, at Beginning of Year	$ 10.42	$ 10.43	$ 10.39	$ 10.62	$ 10.64

Income From Investment Operations:
Net Investment Income *	0.02	0.00	0.00***	0.04	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.15)	0.00	0.05	(0.23)	(0.02)
Total from Investment Operations	(0.13)	0.00	0.05	(0.19)	0.02

Distributions:
Net Investment Income	(0.02)	(0.01)	(0.01)	(0.04)	(0.04)
Realized Gains	-***	-	-	-	0.00***
Total from Distributions	(0.02)	(0.01)	(0.01)	(0.04)	(0.04)

Net Asset Value, at End of Year	$ 10.27	$ 10.42	$ 10.43	$ 10.39	$ 10.62

Total Return **	(1.26)%	(0.04)%	0.46%	(1.79)%	0.19%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,183	$ 1,087	$ 1,221	$ 1,589	$ 1,692
Before Waivers
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	1.42%	1.92%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.78%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.18%	0.00%	0.04%	0.39%	0.35%
Portfolio Turnover	41.29%	0.00%	0.00%	29.09%	35.65%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), and is an open-end management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015) or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positons for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders: The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, annually. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2016:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 6,051,985	$ -	$ -	$ 6,051,985
Money Market Fund	99,565	-	-	99,565
	$ 6,151,550	$ -	$ -	$ 6,151,550

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 9,780,176	$ -	$ -	$ 9,780,176
Money Market Fund	273,481	-	-	273,481
	$ 10,053,657	$ -	$ -	$ 10,053,657

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 1,148,149	$ -	$ 1,148,149
Money Market Fund	32,012	-	-	32,012
	$ 32,012	$ 1,148,149	$ -	$ 1,180,161

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2016.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2016.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Trust has an investment advisory agreement (the “Agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Prior to April 30, 2016, under the Agreement the fee structure for the Manor and Growth Funds consisted of an Investment Management Fee not to exceed 1.0% of the total average daily net assets, of each Fund on an annual basis and an Investment Management Fee not to exceed 0.5% of total average daily net assets on an annual basis for the Bond Fund. Effective April 30, 2016, the Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired Fund fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments) to not more than 1.25% for the Manor Fund, 0.99% for the Growth Fund, and 0.95% for the Bond Fund through at least May 1, 2017.  For the year ended December 31, 2016, the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $44,394, $88,202, and $5,197, respectively. As of December 31, 2016, the Manor, Growth, and Bond Funds each owed the Advisor advisory fees of $3,937, $6,449, and $465, respectively.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

Administrative and Shareholder Servicing Fees

Prior to April 30, 2016, the Trust had a Shareholder Services Fee which is not to exceed 0.25% of the total average daily net assets on an annual basis for each of the Funds, and an Administrative Fee, which, when combined with the Investment Management Fee and the Shareholder Services Fee, does not exceed 1.5% of the average daily net assets on an annual basis for the Manor and Growth Funds and 1.0% of the average daily net assets on an annual basis for the Bond Fund. Effective April 30, 2016, the Trust has a Shareholder Services Fee which is not to exceed 0.50% for the Manor Fund, 0.24% for the Growth Fund, and 0.45% for the Bond Fund of the total average daily net assets on an annual basis for each of the Funds, and an Administrative Fee, which, when combined with the Investment Management Fee and the Shareholder Services Fee, does not exceed 1.25% of the average daily net assets on an annual basis for the Manor Fund, 0.99% of the average daily net assets on an annual basis for the Growth Funds and 0.95% of the average daily net assets on an annual basis for the Bond Fund. For the year ended December 31, 2016, the Advisor earned administrative and shareholder services fees from the Manor, Growth and Bond Funds of $29,596, $28,224 and $5,746, respectively. As of December 31, 2016, the Manor, Growth, and Bond Funds each owed the Advisor administrative and shareholder service fees of $2,625, $2,063 and $486, respectively.

As Administrator to the Trust, the Advisor oversees the third-party service providers.  The Advisor will pay all expenses related to management and administrative support for the Funds, including those third-party services currently under contract, as approved by the Board.  The Advisor will also pay from the Shareholder Services Fee certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or performing certain administrative functions for the Fund shareholders.

Daniel A. Morris is President and Trustee of the Funds and a managing member of the Advisor.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2016, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 1,130,396	$ 1,535,064	$ 818,182
Sales	$ 1,210,992	$11,811,543	$ 447,107

5.   TAX MATTERS NOTE

As of December 31, 2016, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments +	$ 4,582,528	$ 7,274,184	$ 1,202,816
Gross tax appreciation of investments	$ 1,853,231	$ 2,990,770	$ 1,364
Gross tax depreciation of investments	(284,209)	(211,297)	(24,019)
Net tax appreciation	$ 1,569,022	$ 2,779,473	$ (22,655)

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2016, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Total Distributable Earnings
Manor Fund	$1,569,022	$ 62	$-	$ -	$1,569,084
Growth Fund +	$2,779,473	$ 7	$-	$(301,899)	$2,477,581
Bond Fund*	$ (22,655)	$121	$-	$ -	$ (22,534)

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Growth Fund.

* Growth Fund’s capital loss carryforward, no Expiration – Short-Term $(1,676), Long-Term $(300,223)

The capital loss carryforward will be used to offset any capital gains realized by the Growth Fund in future years.   The Growth Fund will not make distributions from capital gains while a capital loss carryforward remains.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 was as follows:

	Manor Fund	Growth Fund		Bond Fund
	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
Ordinary Income	$ 34,107	$ 27,380	$ 5,991	$ —	$ 2,203	$ 586
Long-term Gain	$ 580,439	$304,099	$ —	$703,269	$ —	$ —

6.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7.  NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017.  Management is currently evaluating the impact the amendments will have on the Funds’ financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of the Manor Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds were not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 23, 2017

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2016 (UNAUDITED)

 Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and administrative expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 through December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2016 (UNAUDITED)

Manor Core Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2016	December 31, 2016	July 1, 2016 to December 31, 2016

Actual	$1,000.00	$1,108.99	$6.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.85	$6.34

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Manor Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2016	December 31, 2016	July 1, 2016 to December 31, 2016

Actual	$1,000.00	$1,059.60	$5.13
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.16	$5.03

* Expenses are equal to the Fund's annualized expense ratio of .99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Manor Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2016	December 31, 2016	July 1, 2016 to December 31, 2016

Actual	$1,000.00	$972.51	$4.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.36	$4.82

* Expenses are equal to the Fund's annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (UNAUDITED)

 Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Fund’s website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (the “Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, 15 Chester Commons, Malvern, PA  19355.

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2016 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Funds, as defined in the Investment Company Act of 1940.  Each Trustee serves a one year term, and stands for re-election annually.

Name, Address and Age	Position & Length of Time Served with the Funds	Principal Occupations During Past 5 Years and Current Directorships
John McGinn 15 Chester Commons Malvern, PA 19355 72	Trustee since 2002	Mr. McGinn is retired. Mr. McGinn was an independent real estate sales consultant.
Fred Myers 15 Chester Commons Malvern, PA 19355 62	Trustee since 1995	Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.
Edward Szkudlapski 15 Chester Commons Malvern, PA 19355 59	Trustee since 2000	Mr. Szkudlapski is President of Eclipse Business Solutions, Inc.
Howard Weisz 15 Chester Commons Malvern, PA 19355 75	Trustee since 2008	Mr. Weisz is retired. Mr. Weisz was an Independent Management Consultant.

The Trustees received no fees for the year ended December 31, 2016.

The following table provides information regarding each Trustee who is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, and each officer of the Funds.  Each Trustee serves a one year term, and stands for re-election annually.

Name, Address, and Age	Position and Length of Time Served with the Funds	Principal Occupations During Past 5 Years and Current Directorships
Daniel A. Morris 15 Chester Commons Malvern, PA 19355 62	Trustee, President, Advisor Since 1995	Mr. Morris is President, Chief Investment Officer, and Portfolio Manger for Morris Capital Advisors, LLC and Manor Investment Funds.

Manor Investment Funds

Fund Office:

15 Chester County Commons

Malvern, PA 19355

610-722-0900     800-787-3334

www.manorfunds.com

Funds distributed by:

Foreside Funds Services, LLC

Three Canal Plaza

Suite 100

Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant limited to the preparation of income tax returns.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2016	12/31/2015
Audit Fees	$22,200	$21,000
Audit Related Fees	$0	$0
Tax Fees	$5,400	$5,400
All Other Fees	$8,000	$0

e)

The audit committee of the funds will review and discuss the scope of services provided by the principal accountant over the preceding two years.  The committee will determine if the fees, as presented, accurately represent the services rendered, and if the scope of those services fulfill the needs of the funds.  The committee incorporates this information into the approval of the principal accountant by the entire Board of Trustees.  The committee reviewed and approved all principal accountant fees and services provided to the fund.

f)

All audit related services provided by the principal accountant were performed by full-time principal employees.

g)

The audit committee has not approved any Non-Audit-Related fees over the past two fiscal years and the principal accountant has not billed the fund for any Non-Audit-Related services.  The audit committee approved the Tax-Fees billed to the funds for the last two fiscal years.  The services approved are limited to the preparation of income tax returns for the funds. The audit committee has not approved any other fees pertinent to the All Other Fees category over the past two fiscal years and the principal accountant has not billed the fund for any services applicable to this category.  The principal accountant also provides tax preparation services and composite performance examination services for the investment advisor of the fund, the fees for which are disclosed in the All Other Fees category.

h)

The audit committee reviewed non-audit services performed by the principal account for the investment advisor of the fund and determined that these fees and services are compatible with maintaining the independence of the principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

 ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)  Code of Ethics — For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date March 10, 2017